UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2009

Pericom Semiconductor Corporation
(Exact Name of Registrant, as Specified in Charter)

California	0-27026	77-0254621
(State or Other	(Commission File	(IRS Employer
Jurisdiction	Number)	Identification Number)
of Incorporation)

3345 North First Street
San Jose, California		95134
(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code: (408) 435-0800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

In connection with the press release issued on August 5, 2009, included with this report as Exhibit 99.1, Pericom has provided additional financial information concerning its fiscal 2009 first, second and fourth quarters, as more fully set forth in the press release.  The information in this Item 2.02 on Form 8-K (including Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

Item 4.02  Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Period.

On August 5, 2009, pursuant to authority delegated by the Audit Committee of Pericom’s Board of Directors, and in consultation with Pericom’s management, the Chairman of the Audit Committee determined that:

•	Pericom will restate the company’s consolidated financial statements for its first, second and third fiscal quarters ended September 27, 2008, December 27, 2008, and March 28, 2009, and

•	the financial information for those periods included in Forms 10-Q filed and press releases issued by Pericom prior to the date of this report should not be relied upon.

The audit committee and management discussed the matters described in this Item 4.02 with the company’s independent registered public accounting firm.

Pericom is undertaking a review of accounting matters relating to the first three fiscal quarters of fiscal 2009.  Pericom cannot state at this time when the full review will be completed or when fiscal 2009 results will be announced, and intends to provide appropriate updates on these matters as soon as practicable.

To date, Pericom has identified two errors in the course of this review, but continues to examine other accounting issues that may or may not require further accounting adjustments.  These two errors are:

•
For 2009 Q1, Pericom did not record a decline in value of $414,000 on its income statement relating to an obligation owed by Lehman Brothers Holdings after Lehman filed for bankruptcy on September 15, 2008.  Pericom’s internal accounting review failed to conclude that this impairment was other-than-temporary and to include this impairment in the income statement for 2009 Q1.

•
For 2009 Q2, in connection with the conversion of Pericom’s enterprise resource planning software, there was an inadvertent misclassification of cost data.  This misclassification led to an understatement of cost of goods sold by $772,000.  This error was not quantified or identified until balance sheet reconciliations with subledgers became available and were completed after 2009 Q3 results were reported.

Pericom intends to file restated financial statements for 2009 Q1, Q2, and Q3 as soon as practicable to correct the errors identified to date.  Various financial information is affected by these errors and will be corrected.

Pericom also expects that it will report material weaknesses in its internal control over financial reporting with respect to the 2009 fiscal year.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1  Press release entitled “PERICOM POSTPONES RELEASE OF FOURTH QUARTER 2009 FINANCIAL RESULTS AND RELATED CONFERENCE CALL AND ANNOUNCES ACCOUNTING REVIEW”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERICOM SEMICONDUCTOR CORPORATION

Date: August 6, 2009	By:	/s/ Angela Chen
Angela Chen
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1  Press release entitled “PERICOM POSTPONES RELEASE OF FOURTH QUARTER 2009 FINANCIAL RESULTS AND RELATED CONFERENCE CALL AND ANNOUNCES ACCOUNTING REVIEW”